The Glenmede Fund, Inc.

Small Cap Equity Portfolio (GTCSX)

(Advisor Shares)

Supplement dated April 18, 2019 to the Summary Prospectus, Equity Prospectus and

Statement of Additional Information (“SAI”), each dated February 28, 2019

Effective April 17, 2019, Robert J. Mancuso retired as a portfolio manager of the Small Cap Equity Portfolio. Accordingly, effective immediately, all references to Robert J. Mancuso are hereby removed from the SAI and the Small Cap Equity Portfolio (Advisor Shares) Summary Prospectus (the “Summary Prospectus”) and the Equity Prospectus (the “Prospectus”) are revised as follows:

The section entitled “Portfolio Managers” on page 4 of the Summary Prospectus and the sub-section entitled “Portfolio Managers” of the “Summary Section” of the Small Cap Equity Portfolio on page 43 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Portfolio Managers: Christopher J. Colarik, Portfolio Manager, and Jordan L. Irving, Portfolio Manager, of the Advisor have managed the Portfolio since 2001 and 2018, respectively.

In the sub-section entitled “Investment Advisor” of the section entitled “Additional Information About Management of the Portfolios” on pages 83-86 of the Prospectus, the following information replaces the information about the portfolio management of the Small Cap Equity Portfolio contained on page 85 of the Prospectus:

Christopher J. Colarik, Portfolio Manager of the Advisor, manages the Small Cap Equity Portfolio along with Jordan L. Irving. Mr. Colarik has been responsible for the management of the Small Cap Equity Portfolio since 2001. Mr. Colarik has been employed by the Advisor and its predecessors as a portfolio manager since 2001. Mr. Irving has been responsible for the management of the Small Cap Equity Portfolio since February 28, 2018. Mr. Irving has been employed by the Advisor as a portfolio manager since 2017. Prior to joining the Advisor, Mr. Irving served as a founding partner and portfolio manager at Irving Magee Investment Management LLC, and prior to that served as a senior portfolio manager for both large and small capitalization value equity strategies at Macquaire Investment Management.

Please retain this Supplement for future reference.

The Glenmede Fund, Inc.

Small Cap Equity Portfolio (GTSCX)

(Institutional Shares)

Supplement dated April 18, 2019 to the Summary Prospectus,

Equity Portfolios Institutional Classes Prospectus and

Statement of Additional Information (“SAI”), each dated February 28, 2019

Effective April 17, 2019, Robert J. Mancuso retired as a portfolio manager of the Small Cap Equity Portfolio. Accordingly, effective immediately, all references to Robert J. Mancuso are hereby removed from the SAI and the Small Cap Equity Portfolio (Institutional Shares) Summary Prospectus (the “Summary Prospectus”) and the Equity Portfolios Institutional Classes Prospectus (the “Prospectus”) are revised as follows:

The section entitled “Portfolio Managers” on page 4 of the Summary Prospectus and the sub-section entitled “Portfolio Managers” of the “Summary Section” of the Small Cap Equity Portfolio on page 16 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Portfolio Managers: Christopher J. Colarik, Portfolio Manager, and Jordan L. Irving, Portfolio Manager, of the Advisor have managed the Portfolio since 2001 and 2018, respectively.

In the sub-section entitled “Investment Advisor” of the section entitled “Additional Information About Management of the Portfolios” on pages 33-34 of the Prospectus, the following information replaces the information about the portfolio management of the Small Cap Equity Portfolio contained on page 34 of the Prospectus:

Christopher J. Colarik, Portfolio Manager of the Advisor, manages the Small Cap Equity Portfolio along with Jordan L. Irving. Mr. Colarik has been responsible for the management of the Small Cap Equity Portfolio since 2001. Mr. Colarik has been employed by the Advisor and its predecessors as a portfolio manager since 2001. Mr. Irving has been responsible for the management of the Small Cap Equity Portfolio since February 28, 2018. Mr. Irving has been employed by the Advisor as a portfolio manager since 2017. Prior to joining the Advisor, Mr. Irving served as a founding partner and portfolio manager at Irving Magee Investment Management LLC, and prior to that served as a senior portfolio manager for both large and small capitalization value equity strategies at Macquaire Investment Management.

Please retain this Supplement for future reference.

The Glenmede Fund, Inc.

Alternative Risk Premia Portfolio (GLARX)

Supplement dated April 18, 2019 to the Summary Prospectus and Equity Prospectus,

each dated February 28, 2019

The “Fees and Expenses” table and the section entitled “Example” on page 1 of the Alternative Risk Premia Portfolio Summary Prospectus and page 59 of the Equity Prospectus are hereby deleted in their entirety and replaced with the following:

Fees and Expenses of the Portfolio: This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Other Expenses (includes 0.20% shareholder servicing fees payable to Glenmede Trust)[1]	3.08%
Short Sale Expenses	0.64%

Total Other Expenses	3.72%

Total Annual Portfolio Operating Expenses	4.27%
Fee Waivers and Expense Reimbursements[2]	2.63%

Net Expenses	1.64%

[1]	Other Expenses are based on estimated amounts for the current fiscal year of the Portfolio.
[2]

Glenmede Investment Management LP (the “Advisor”) has contractually agreed to waive its fees and/or reimburse expenses to the extent that the Portfolio’s annual total operating expenses exceed 1.00% of the Portfolio’s average daily net assets (excluding Acquired Fund fees and expenses, short sale dividend expense, brokerage commissions, prime broker interest expense, extraordinary items, interest and taxes). The Advisor has contractually agreed to these waivers and/or reimbursements until at least February 28, 2020 and may discontinue this arrangement at any time thereafter. This contractual fee waiver agreement may not be terminated before February 28, 2020 without the approval of The Glenmede Fund, Inc.’s (the “Fund”) Board of Directors (the “Board”).

Example: This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same, taking into account the fee waiver in the first year of each period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$167	$1,055

Please retain this Supplement for future reference.